SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549



                                       FORM 8-K

                                    CURRENT REPORT

                           Pursuant to Section 13 or 15(d)
                        of the Securities Exchange Act of 1934




          Date of Report (Date of earliest event reported):  April 13, 1994


                              COCA-COLA ENTERPRISES INC.
                  (Exact name of registrant as specified in charter)



            Delaware                  01-09300                 58-0503352
           (State of            (Commission File No.)        (IRS Employer
          Incorporation)                                  Identification No.)




                  One Coca-Cola Plaza, N.W., Atlanta, Georgia 30313
             (Address of principal executive offices, including zip code)

                                    (404) 676-2100
                 (Registrant's telephone number, including area code)











                                                          Page 1 of 6 pages

                                                          Exhibit Index page 4
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        Item 5.   Other Events
                  ------------
                  Coca-Cola Enterprises Inc. (the "Company") files herewith its Condensed Consolidated Statements of Operations, reporting the Company's financial results for the first quarter of 1994.


        Item 7.   Financial Statements and Exhibits
                  ---------------------------------
                  (c) Exhibits.


                  99 Condensed Consolidated Statements of Operations (Unaudited) of the Company, reporting financial results for the first quarter of 1994.



































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                                 SIGNATURE
                                 ---------

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           COCA-COLA ENTERPRISES INC.
                                           (Registrant)


                                                LOWRY F. KLINE
        Date:  April 15, 1994              By:--------------------------
                                           Lowry F. Kline
                                           General Counsel


































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                         COCA-COLA ENTERPRISES INC.

                               EXHIBIT INDEX
                               -------------

        Exhibit No.                                                       Page
        -----------                                                       ----
            99         Condensed Consolidated Statements of Operations      5
                       (Unaudited) of the Company, reporting financial results for the first quarter of 1994.







































                                   4

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